UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 14, 2008

Health Systems Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada	0-24681	82-0513245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 W. 39th Street, 6th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 798-9400

489 N. Reo Street, Suite 300, Tampa, Florida 33609

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition

On November 14, 2008, Health Systems Solutions, Inc. (the “Company”) issued a press release announcing its operating results for its third quarter ended September 30, 2008. For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its Press Release dated November 14, 2008, a copy of which is furnished as Exhibit 99.1.

The Press Release contains a non-GAAP financial measure, Adjusted EBITDA.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the Press Release of Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, net income (loss).

Adjusted EBITDA does not represent cash flows from operations as defined by generally accepted accounting principles (“GAAP”), is not a GAAP measure, is used in addition to and in conjunction with GAAP measures and should not be considered by the reader as an alternative to net income (loss) (the most comparable GAAP financial measure to Adjusted EBITDA or any other GAAP operating performance measure). Management of the Company believes that Adjusted EBITDA is helpful to investors as an indicator of the financial performance of the Company and its capacity to fund capital expenditures and working capital requirements. Due to the nature of the Company’s business and revenue recognition policies and the Company’s use of stock-based employee compensation, the Company incurs significant non-cash charges for depreciation, amortization, stock compensation expense, and non-recurring items that may not be indicative of our operating performance from a cash perspective. Therefore, the Company believes that providing the measure of Adjusted EBITDA will help investors better understand the Company’s underlying operational performance and ability to generate cash flow from operations excluding certain recurring and non-recurring items.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

99.1	Press release of Health Systems Solutions, Inc. dated November 14, 2008.

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Systems Solutions, Inc

Date: November 14, 2008	By:	/s/ Michael G. Levine
Michael G. Levine
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Descriptions

99.1	Press Release of Health Systems Solutions, Inc. dated November 14, 2008.